UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02806

Exact name of registrant as specified in charter:	Delaware Group® Cash Reserve

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Cash Reserve® Fund

June 30, 2013

	Principal
	Amount	Value
Certificates of Deposit – 12.55%
Bank of Montreal Chicago 0.09% 7/2/13	$11,500,000	$11,500,000
Bank of Nova Scotia Houston 0.23% 10/15/13	5,000,000	5,000,000
Chase Bank USA 0.22% 12/4/13	5,000,000	5,000,000
DnB Nor Bank ASA New York 0.18% 9/5/13	10,000,000	10,000,000
Total Certificates of Deposit (cost $31,500,000)		31,500,000

Commercial Paper – 75.29%
Aerospace & Defense – 2.99%
≠Rockwell Collins 0.10% 8/2/13	7,500,000	7,499,333
		7,499,333
Colleges & Universities – 22.08%
≠Brown University
0.15% 8/7/13	5,000,000	4,999,229
0.18% 7/16/13	2,500,000	2,499,813
Connecticut Health & Education 0.14% 7/1/13	1,750,000	1,750,000
≠Cornell University
0.14% 9/3/13	2,000,000	1,999,502
0.14% 11/13/13	4,500,000	4,497,638
0.16% 7/17/13	3,000,000	2,999,787
≠Dartmouth College
0.13% 7/2/13	3,000,000	2,999,989
0.13% 8/5/13	2,500,000	2,499,684
≠Duke University 0.13% 7/2/13	4,000,000	3,999,986
Emory University
0.14% 7/2/13	5,000,000	5,000,000
0.14% 7/23/13	5,000,000	5,000,000
≠Leland Stanford Junior University 0.11% 8/28/13	5,000,000	4,999,114
≠University of Chicago 0.14% 9/16/13	5,000,000	4,998,503
≠Yale University 0.15% 7/18/13	7,150,000	7,149,494
		55,392,739
Diversified Financial Services – 15.92%
Abbey National North America
0.10% 7/1/13	11,000,000	11,000,000
≠0.25% 7/2/13	1,000,000	999,993
≠CPPIB Capital
0.17% 12/12/13	4,000,000	3,996,902
0.20% 8/22/13	7,500,000	7,497,833
≠General Electric Capital 0.10% 8/21/13	5,000,000	4,999,292
Natixis US Finance 0.11% 7/1/13	2,465,000	2,465,000
≠Nordea North America 0.125% 7/18/13	4,000,000	3,999,764
≠Toyota Motor Credit 0.24% 8/27/13	5,000,000	4,998,100
		39,956,884
Industrial – 4.78%
Total Capital 0.06% 7/1/13	12,000,000	12,000,000
		12,000,000
Miscellaneous Manufacturing – 2.99%
≠Danaher 0.12% 7/26/13	7,500,000	7,499,375
		7,499,375
Mortgage Bankers & Brokers – 22.62%
≠Barclays US Funding 0.20% 9/23/13	7,500,000	7,496,500
≠BNP Paribas Finance 0.14% 7/2/13	11,500,000	11,499,955

≠Credit Suisse New York 0.25% 8/16/13	4,000,000	3,998,722
≠Lloyds TSB Bank
0.08% 7/3/13	6,500,000	6,499,971
0.17% 8/5/13	5,000,000	4,999,174
≠National Australia Funding 0.17% 7/15/13	6,675,000	6,674,559
≠Societe Generale North America
0.15% 7/10/13	2,300,000	2,299,914
0.40% 10/9/13	800,000	799,111
≠Standard Chartered Bank
0.18% 8/12/13	1,500,000	1,499,685
0.18% 8/21/13	7,500,000	7,498,088
≥•Westpac Banking 0.27% 3/28/14	3,500,000	3,500,000
		56,765,679
Oil & Gas Services – 3.91%
Baker Hughes 0.13% 7/15/13	2,300,000	2,299,884
Schlumberger Investment 0.15% 7/10/13	7,500,000	7,499,719
		9,799,603
Total Commercial Paper (cost $188,913,613)		188,913,613

Corporate Bonds– 7.66%
Banks – 3.66%
JPMorgan Chase
2.05% 1/24/14	2,000,000	2,019,677
4.88% 3/15/14	3,500,000	3,603,923
Wachovia 4.88% 2/15/14	1,000,000	1,027,077
Wells Fargo 4.95% 10/16/13	2,500,000	2,532,256
		9,182,933
Diversified Financials – 2.21%
General Electric Capital 5.40% 9/20/13	3,000,000	3,032,995
•Toyota Motor Credit 0.36% 7/25/13	2,500,000	2,500,000
		5,532,995
Healthcare & Pharmaceuticals – 1.79%
Wyeth 5.50% 2/1/14	4,368,000	4,499,835
		4,499,835
Total Corporate Bonds (cost $19,215,763)		19,215,763

Municipal Bonds – 4.58%
•New York State Housing Finance Agency (Broadway) Series B 0.13% 5/1/44	2,000,000	2,000,000
Orange County, California Pension Obligation Series A
0.58% 8/1/13	1,750,000	1,750,000
0.61% 11/1/13	5,750,000	5,750,000
0.68% 2/1/14	2,000,000	2,000,928
Total Municipal Bonds (cost $11,500,928)		11,500,928

Total Value of Securities – 100.08%
(cost $251,130,304)©		251,130,304
Liabilities Net of Receivables and Other Assets – (0.08%)		(211,548)
Net Assets Applicable to 251,249,977 Shares Outstanding – 100.00%		$250,918,756

≠The rate shown is the effective yield at the time of purchase.
•Variable rate security. The rate shown is the rate as of June 30, 2013. Interest rates reset periodically.
≥Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors". At June 30, 2013, the aggregate amount of these securities equaled $3,500,000, which represented 1.39% of the Fund's net assets. See Note 3 in "Notes."
©Also the cost for federal income tax purposes.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Cash Reserve – Delaware Cash Reserve Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (March 31, 2010 – March 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1- inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3- inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2013:

Level 2
Corporate Bonds	$19,215,763
Municipal Bonds	11,500,928
Short-Term Investments	220,413,613
Total	$251,130,304

During the period ended June 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 5% limit on investments in illiquid securities. As of June 30, 2013, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Section 4(2) and Rule 144A securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: